UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 20, 2014 (October 15, 2014)
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CBS Outdoor Americas Inc.
(Exact name of registrant as specified in its charter)

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Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor New York, New York	10174
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2014, Leslie Moonves and Joseph R. Ianniello resigned as directors of CBS Outdoor Americas Inc. (the “Company”), effective immediately.

On October 20, 2014, Nick Brien was elected to the Company’s board of directors as a Class II director, to serve for the remainder of the full Class II term, or until his resignation or removal. The committee or committees of the board of directors on which Mr. Brien may serve have not yet been determined. There is no arrangement or understanding with any person pursuant to which Mr. Brien was appointed as a member of the Company’s board of directors. In accordance with the Company’s existing compensation policy for non-employee directors as described in the Company’s prospectus filed with the Securities and Exchange Commission (the “SEC”) on July 7, 2014, Mr. Brien will receive an annual cash retainer of $60,000 and an annual equity grant in the form of restricted share units valued at $60,000. The initial annual equity grant will be subject to proration for the term served by Mr. Brien.

In addition to the compensation that Mr. Brien will receive in connection with his appointment as a member of the Company’s board of directors, the Company has entered into its standard form of indemnification agreement with Mr. Brien. A form of indemnification agreement was previously filed with the SEC on February 18, 2014 as Exhibit 10.5 to the Company’s Registration Statement on Form S-11 (File No. 333-189643).

Item 7.01	Regulation FD Disclosure.

On October 20, 2014, the Company issued a press release announcing its forthcoming rebranding and name change. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished pursuant to Item 7.01. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Press Release dated October 20, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS OUTDOOR AMERICAS INC.

By:	/s/ Donald R. Shassian
	Name:	Donald R. Shassian
	Title:	Executive Vice President and
Chief Financial Officer

Date: October 20, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 20, 2014.